UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
 (Registrant's telephone number, including area code)

Date of fiscal year end:  February 29, 2020

Date of reporting period:  February 29, 2020

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire 03766

Annual Report

For The Year Ended

February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

American Trust Allegiance Fund

April 2020

Dear Fellow Shareholders,

Bear markets in stocks are typically brought on by recessions.  Unusually, at the time of this writing at the end of March, we have witnessed a sudden bear market brought on instead by a global pandemic and – very importantly – the response to the pandemic.  This, in turn, has induced a recession.  In a nation and a world gripped by fear, stocks have been volatile, and markets have been chaotic.

While it feels as though the world has changed since the end of our fiscal year on February 29th, our commitment has not.  We continue to believe that one of the best protections for investment capital is the purchase of high-quality companies at reasonable prices.  We will continue with this discipline as we strive to balance opportunity with prudent risk management.  We believe fear will ease and clarity will prevail in the coming months, and with it a return to a more long-term perspective.

In the past year we took actions to lessen portfolio risk, including carrying above normal cash balances in the Fund and reducing our exposure to high-flying technology companies owing to perceived valuation risk.  We maintained a large exposure to emerging markets and developed international markets in order to diversify risk.  Notwithstanding our intent, we lagged the broader market as represented by the S&P 500® Index, or the “S&P 500”.

For the fiscal year ended February 29, 2020, the Fund had a total return of 1.31%.  This compares to the 8.19% return recorded by the S&P 500.  Differences in performance relative to the S&P 500 on a full year basis are attributable to the following:

1)	Almost half of the difference pertains to our allocation to overseas stocks. As the broader U.S. stock market posted a gain, international stocks were flattish and, in some cases, dropped significantly. The MSCI EAFE and EEM indices (see definitions below), which respectively track international stocks from developed and emerging countries, posted returns (in dollar terms) of 0.03% and -1.76% for the 12 months ended February 2020. Although the percentage varied over the course of the year, the Fund started the year with 22% split between developed and emerging international holdings. These holdings reduced risk through broader diversification but also led to just over 3% underperformance relative to the S&P 500.

2)	One-fifth of the difference is attributable to decisions we made with respect to sector weights. In particular, our domestic technology exposure was three-fourths that of the S&P 500 while our energy exposure was half as much again. Technology was the single best performing sector over the

American Trust Allegiance Fund

year, while energy was the worst. These sector weights led to just under 1.5% underperformance relative to the S&P 500.

3)
The remaining difference to the index, just under a third of the total, pertains to a combination of higher than usual cash balances, fees and our investing philosophy.  Our GARP (Growth At a Reasonable Price) investment discipline, which we strongly believe can deliver good relative performance through the course of a market cycle, hurt relative performance as the more value-oriented stocks did not match the performance of growth and especially momentum style stocks.  However, as discussed in the Fund Statistical Snapshot section of this Annual Report, we are positioned in stocks that are generally less expensive but have exhibited higher historical growth than the overall market.  We believe this positioning reduces risk while preserving upside in the long term.

As we look forward from here – in an environment that feels inherently unbalanced – we are very conscious of the need for balance across the board.  Maintaining sufficient liquidity to meet potential shareholder needs and mitigate against selling positions at disadvantageous prices must be balanced against the potential for capital appreciation when the market anticipates exit from recession and an eventual recovery.  The temptation to avoid cyclical sectors in a downturn, in the interest of capital preservation, must be balanced against valuations that may already reflect vulnerability and their potential sharp recovery in the future.  International risks loom large in a global pandemic; ironically, at the time of this writing in late March, parts of Asia are islands of resiliency while the U.S. situation seems more challenging.  Here, too, we will seek a balance.

Cash holdings have been maintained at a conservative 6-8% of the Fund.  Our international holdings, which averaged over 20% last year, will be managed with an eye toward the benefits of diversification across regions which may have different dynamics with respect to the course of the pandemic and its economic impacts.  Sector-level diversification will increasingly be complemented by a focus on business model resiliency in the face of this new environment.  And, at the company level, durability and balance sheet strength are especially important.

We intend to diligently continue and deepen these analytical approaches in the coming months as we strive to balance long term opportunity with prudent risk management.  The Portfolio Manager’s Q&A section of this Annual Report discusses the Fund’s short-term and long-term approach in the context of the current situation, in considerable detail.

We are confident in the companies in which we are invested in the Fund – and in the value we believe is inherent in their shares.  In this year’s Annual

American Trust Allegiance Fund

Report, we invite you to share our confidence in these companies and their prospects through an “under the hood” look at the portfolio and the investment process.  Our invitation has three parts: a) a statistical ‘snapshot’ of selected value and growth measures for the portfolio, the significance of which we will explain; b) an extended Question & Answer dialogue with the co-portfolio managers of the Fund which will give you a perspective on both the big picture investment opportunities in which we are investing as well as the security analysis which underpins our stock selections; and lastly, c) we welcome your questions on any and all stocks in the portfolio via email or through a telephone conversation.

The last part of our invitation is unusual but is a hallmark of our firm and its philosophy.  Very few fund managers invite shareholders to call them directly, but we do!  As you read through the following sections of this report – the Fund Snapshot and the Portfolio Manager Q&A, please do call us if you have questions.  We always stand ready to talk about the Fund or its investments, or if you would like to discuss ways in which our investment advisory firm might be able to assist you more broadly.  While we know many of you personally, there are some we know less well and we would love to rectify that situation.

We appreciate your support of, and investment in, the American Trust Allegiance Fund.  Thank you, and we look forward to sharing with you the fruit of our work as we work through the challenges ahead in 2020 and the prospect of better times in 2021 and beyond.

Sincerely yours,

Paul H. Collins	Carey Callaghan

American Trust Allegiance Fund
Paul Collins is President of American Trust Investment Advisors (ATIA), the Advisor to the American Trust Allegiance Fund. He co-founded American Trust Company, the predecessor business to ATIA, in 1991. Mr. Collins worked in the Investment Division of The First Church of Christ, Scientist, Boston, Massachusetts for eight years. He then joined State Street Bank as a Senior Trust Officer. He also served on State Street’s Investment Policy Committee. Besides managing over three hundred trusts, Mr. Collins also managed the investments of four of State Street’s common trust funds. He graduated from Ohio Wesleyan University with a major in Economics.

Carey Callaghan is Chief Investment Officer at American Trust Investment Advisors.  He was previously with Goldman Sachs for eleven years and Lehman Brothers for eight years.  He graduated from Dartmouth College in 1983 with a major in economics and environmental studies and received an M.B.A. in 1988 from Columbia.  He served as both a research analyst and Research Director while on Wall Street and covered numerous industries.  He was rated a top analyst by Institutional Investor and Greenwich Associates in several categories in both the U.S. and Latin America.

FUND STATISTICAL SNAPSHOT

While the investing world is classically divided between “growth” and “value” in terms of investment style, we have a GARP (Growth At a Reasonable Price) investment discipline that combines elements of both.  We want to invest in companies that are growing sales and earnings at a robust pace, but we do not want to “pay” too much for the shares of these companies.

Shown below are relevant valuation and growth statistics for the Fund as compared to the S&P 500.  The first four measures are valuation measures (see definitions below if you are unfamiliar with what these mean).  For these four valuation measures, a lower number represents a ‘less expensive’ stock, all else being equal.  The fifth measure is dividend yield, where a higher number is favorable.  The last two rows pertain to future and historical earnings per share growth.  For these two measures, a higher number is favorable.

American Trust Allegiance Fund

A quick glance at the numbers below shows that, across the first four valuation measures, the Fund is invested in securities that are less expensive than the S&P 500 save for price/book.  As to growth, the long-term earnings growth measure is below while the historical earnings growth number is higher versus the S&P 500 metric.  We leave it to you to judge the magnitude of these differences and their potential, but we believe that the positioning of the American Trust Allegiance Fund puts it in a relatively advantageous position.

Selected Valuation & Growth Measures at 12/31/19

	Allegiance Fund	S&P 500
Price/NTM Earnings	16.76	17.24
Price/Book	3.08	2.76
Price/Sales	1.79	2.01
Price/Cash Flow	9.98	10.85
Dividend Yield %	1.90	2.15
Long-Term Earnings Growth %	8.12	9.93
Historical Earnings Growth %	29.57	12.09

Source: American Trust Investment Advisors, FactSet, Morningstar

NTM P/E ratio – Next Twelve Months price-to-earnings ratio is a commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

EPS – Earnings per share.  The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company.

Price/Book – The price-to-book ratio is a ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share; a lower Price/Book could mean the company is undervalued.

Price/Sales – The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.  It can be calculated either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period; a low price/sales ratio could mean undervaluation.

Price/Cash Flow – The price-to-cash flow ratio is a ratio used to compare a company’s market value to its cash flow.  It is calculated by dividing the company’s market cap by the company’s operating cash flow in the most recent fiscal year (or the most recent four fiscal quarters); or, equivalently, divide the per-share stock price by the per-share operating cash flow; a low single digit ratio may indicate the stock is undervalued.

Dividend Yield % – Dividend Yield percentage is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price.  Dividend yield is represented as a percentage and calculated by dividing the dollar value of dividends paid in a given year per share of

American Trust Allegiance Fund

stock held by the dollar value of one share of stock.  Dividend yield is a way to measure how much cash flow you are getting for each dollar invested in an equity position.

Long-Term Earnings % – Earnings are what remains of a firm’s revenues after it pays expenses, costs and taxes.  Projected earnings growth is an estimate of a company’s expected long-term growth in earnings; companies whose earnings grow faster than those of their industry peers usually see better price performance for their stocks.

Historical Earnings % – The historical earnings growth rate for a stock is a measure of how the stock’s earnings per share (EPS) have grown over the last five years.  The historical earnings growth rate can tell investors how quickly a company’s profits are growing.  A company may increase its earnings per share by increasing its sales, decreasing its costs or reducing the number of shares outstanding in the marketplace.

Portfolio Managers’ Q & A Session

A discussion with Paul Collins and Carey Callaghan, co-portfolio managers of the American Trust Allegiance Fund.

Q:  Gentlemen, as we conduct this interview in late March the financial markets have exhibited huge volatility in the face of a global pandemic.  In the past two weeks we have seen the end of the longest bull market, a short but very sharp bear market, and now seemingly the birth of a new bull market.  How do you manage through a period like this?

A: (Paul) – Well, it helps to have a set of clear and consistent investment principles and a steadfastness of purpose.  At American Trust Investment Advisors, the adviser to the Fund, we have articulated four core investment principles: a long-term, global perspective; insightful and in-depth research; value as a performance driver; and the importance of independent thinking.  In many respects, the current investing environment has been opposite to these principles.  It has been fed by short-termism, rumor fed by fear, momentum, and groupthink.

A: (Carey) – In environments like this, it really pays to stick to your knitting.  We are focused on long-term growth and mitigating risk – which is particularly important now.  Individual preferences for liquidity, need for income and risk tolerance factor into what we do for individual clients.  For the Fund, we are especially focused on balance sheets and the underlying health of the companies in which we are invested.  Security analysis and industry expertise are key skill sets in this kind of market.

Q:  Paul, you started the Fund 22 years ago, and your investment advisory firm is celebrating its 30th anniversary this year.  Looking back, do you recall any period similar to today?  What advice do you have for investors who may not have your experience?

A: (Paul) – Both the 2000-2001 “tech bubble” and the great financial crisis of 2008-2009 immediately come to mind.  But this crisis, which some have

American Trust Allegiance Fund

dubbed the great virus crisis, is patently different.  The suddenness of its onset, the sharpness of the market decline, and the great uncertainty as to its ultimate duration all make for a challenging investment environment.  But the lessons of those two earlier experiences are clear.  For investment money managers – make course corrections early and with conviction.  For investors – the reward of staying the course, depending on one’s time horizon, has in the past proved fruitful.

Q:  As Chief Investment Officer, Carey, how do you see your role changing in this challenging period?

A: (Carey) – So, in addition to the course corrections that Paul referenced, which we have and will continue to make as this unfolds, additional areas of focus are educating and informing our clients, in-depth valuation work, and keeping up with our portfolio companies.  In the past few weeks, every day brings forth the equivalent of a month’s worth of market-moving news versus prior periods.  And almost every day has also brought the equivalent of a month’s worth of market movement as compared to the past.  Triangulating the news, the changing fundamentals of companies and industries, and the fluctuating prices of our portfolio companies is a huge task.  As to client education, sharing some of the experiential learning that Paul referenced is important in days like these.

Q:  Can you give us some examples of changes you have made to the Fund recently, in light of the market volatility?

A: (Carey) – In March, after the end of the Fund’s fiscal year, we took action to eliminate portfolio companies with balance sheets we believed might come under pressure due to a sharp cyclical drop in demand.  Accordingly, we sold positions in Occidental Petroleum and Cleveland-Cliffs, an oil company and an iron ore miner respectively.  We also took the opportunity to raise cash through the sale of Credicorp, a Peruvian banking company, which had proved relatively resilient.  Big picture: financial companies across the globe are likely to be under pressure – hence the sale of Credicorp.  On the flipside, we purchased toy manufacturer Hasbro because in our opinion the market was unduly concerned about supply chain issues in China.  Knowing that Hasbro’s toy business is highly seasonal, with demand primarily in the second half of the year and with the expectation of a pending return to work in China, we expected a reversal of negative sentiment around this risk.

A: (Paul) – We made two other changes of note.  We sold Southwest Airlines – a terrific company with a pristine balance sheet – due to growing concerns about cash flow burn and the consequent leveraging of the company in a difficult period.  We swapped those proceeds for Archer Daniels Midland, whose agricultural business we felt would be more resilient in the current economic climate.  We also swapped out of ViacomCBS, with a challenged balance sheet,

American Trust Allegiance Fund

into information giant Nielsen Holdings – whose subscription business model provides 70% of its revenues – a valuable attribute in this environment.

Q:  What is your investment process, and how is it faring in today’s environment?

A: (Paul) – First and foremost, let me stress that we are socially responsible investors, and manage the Fund accordingly.  Even as asset values fluctuate and circumstances change, our commitment to screening portfolio companies in accord with the socially responsible preferences factored into the Fund’s prospectus is unchanged.

A: (Carey) – Our GARP investment philosophy, which embeds a preference for growth through the prism of value, has been challenging in the long bull market as we have favored cyclicals rather than secular growers, based primarily on valuation.  With the abrupt halt to the economy brought on by the Covid-19 crisis, cyclicals have been especially hard hit.  We have reduced some of these positions but expect other holdings to do well as we exit this harsh period.

Q:  How do you think about the tradeoff between risk and return in this crazy market?

A: (Paul) – Ha!  It really is, as you say, a bit crazy.  Well, from an asset allocation perspective, some of the actions being taken by our government will have long-term ramifications, which we are only beginning to recognize.  For instance, could the flood of fiscal and monetary policy impact the long-term value of the dollar and potentially ignite inflation?  Could inflation, in turn, lead to a rise in interest rates notwithstanding the Federal Reserve’s attempts to suppress interest rates?  We don’t fully know the answers to these questions, but it does suggest to us that being invested in stocks could be a good hedge against rising inflation in future years.

A: (Carey) – At a more granular stock level, it is likely that the most stressed businesses and balance sheets could see the most spectacular rebound in a better economy.  But the ability to survive to see those brighter days is paramount.  We will err on the side of prudence in thinking through this trade-off, but we will also take advantage of portfolio diversification to improve the overall risk return relationship for the portfolio as a whole.

Q:  Paul, you brought up government actions and support as a wildcard in today’s market.  What do you think are the longer-term consequences?

A: (Paul) – Well, in addition to the potential for inflation and rising interest rates, which we are not suggesting is a “given” but rather a possibility, the government’s intervention is unprecedented.  At the time of the great financial crisis in 2008-2009, there was a good deal of controversy surrounding government bailouts.  Now, criticism is muted.  The longer-term risk centers

American Trust Allegiance Fund

around a concept that economists call moral hazard.  The risk is that the scale and nature of current government actions could increase risk-taking behavior in future years, leading to too much leverage and imprudent investing activity, especially on the part of corporations.

A: (Carey) – It seems clear that a large number of companies across various industries will be saddled with significantly more debt when we get to the other side of this situation.  As long as interest rates remain low, this could be manageable, but it will again increase the scrutiny of balance sheets and we will endeavor to err on the side of prudence.  Additionally, several trends that were evident before this crisis will likely accelerate; the consolidation of retailers and the ascendancy of online retailers is perhaps the most obvious.  But also, the move toward remote learning, online colleges and universities, telemedicine and the like has the potential to be a much bigger part of our society.  Long term this would be good for certain technology companies but a challenge for some institutions and the travel-related sector.  In general, the dominance of very large tech companies, with bulletproof balance sheets and the ability to bring efficiency into previously less efficient markets, will likely be entrenched.

Q:  What is your investment outlook?

A: (Paul) – It is difficult to underscore how significant the fiscal and monetary moves on the part of the United States government have been in response to this crisis.  Together, they give us a good probability of weathering the storm with the majority of our businesses and other institutions in a position to resume normal life in the coming months.  We are quite optimistic on the macro environment outlook for our portfolio companies coming out of this difficult period.

A: (Carey) – Our investment outlook is always an intersection of valuation versus quality, growth potential and risk factors.  All of these are in flux at the moment, but I share Paul’s optimism on the durability of our institutions and portfolio companies.  The duration of the Covid-19 pandemic and the associated actions to contain it are huge wildcards at this moment, but it is likely that the duration will define the economic damage to balance sheets, which we are keenly focused upon.  Ultimately, in an environment like this, knowing that you own stocks of good companies with excellent management teams is critically important.  Strong and skillful managers can make the appropriate changes to navigate through turbulence and uncertainty.

We invite you to please contact us if you have questions about the investments in the Fund, or if you would like to simply discuss our outlook (603-448-6415).

American Trust Allegiance Fund

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of American Trust Investment Advisors, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have similar policies.  The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies.  The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards.  These risks are greater in emerging markets.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete holdings.

The MSCI Europe, Australasia, and Far East Index (EAFE) is an unmanaged market capitalization-weighted and free-float adjusted equity index comprising 21 developed market country indices, excluding the U.S. and Canada. With 920 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index data used is net of foreign tax withholding but assumes reinvestment of net dividends.

The MSCI Emerging Markets Index (EEM) is an unmanaged market capitalization-weighted and free-float adjusted equity index comprising 24 emerging market country indices, excluding the U.S. and Canada. With 1,136 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index data used is net of foreign tax withholding but assumes reinvestment of net dividends.

P/E ratio – Price to earnings ratio.  A commonly used way to assess how ’expensive’ a stock might be; the price of a share of stock divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth is not a measure of the Fund’s future performance.

It is not possible to invest directly in an index.

The Fund is distributed by Quasar Distributors, LLC.

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
American Trust Allegiance Fund vs the S&P 500® Index
for the 10-year period ending February 29, 2020

Average Annual Total Return:	1 Year	5 Years*	10 Years*
American Trust Allegiance Fund	1.31%	3.29%	7.85%
S&P 500® Index	8.19%	9.23%	12.65%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Returns reflect the reinvestment of dividends and capital gains.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Indices do not incur expenses and are not available for investment.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*	Average annual total return represents the average change in account value over the periods indicated.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 29, 2020 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/19 – 2/29/20).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 29, 2020 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/19	2/29/20	9/1/19 – 2/29/20*
Actual	$1,000.00	$ 980.90	$7.14
Hypothetical (5% return	$1,000.00	$1,017.65	$7.27
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 29, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 29, 2020

Shares	COMMON STOCKS: 84.67%	Value
	Administrative Support and Services: 2.15%
4,485	PayPal Holdings, Inc.*	$484,335

	Air Transportation: 2.93%
14,290	Southwest Airlines Co.	660,055

	Apparel Manufacturing: 1.96%
6,140	VF Corp.	442,080

	Broadcasting (except Internet): 2.57%
14,330	Comcast Corp. – Class A	579,362

	Chemical Manufacturing: 2.92%
9,205	LyondellBasell Industries N.V. – Class A#	657,789

	Computer and Electronic
	Product Manufacturing: 8.46%
1,645	Apple, Inc.	449,677
1,730	Northrop Grumman Corp.	568,893
3,845	NXP Semiconductors N.V.#	437,138
7,240	Sony Corp. – ADR	450,328
		1,906,036

	Construction of Buildings: 2.62%
9,770	Lennar Corp. – Class A	589,522

	Credit Intermediation and
	Related Activities: 7.61%
8,215	Citigroup, Inc.	521,324
3,000	Credicorp Ltd.#	543,810
14,050	Truist Financial Corp.	648,267
		1,713,401

	Data Processing, Hosting, and
	Related Services: 2.62%
18,800	Pagseguro Digital Ltd. – Class A*#	589,756

	Food Manufacturing: 4.76%
7,420	Kellogg Corp.	448,688
11,825	Mondelez International, Inc. – Class A	624,360
		1,073,048

	Food Services and Drinking Places: 2.57%
89,850	Arcos Dorados Holdings, Inc. – Class A#	578,634

	General Merchandise Stores: 2.09%
4,560	Target Corp.	469,680

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 29, 2020, Continued

Shares		Value
	Insurance Carriers and Related Activities: 6.92%
15,480	AIA Group Ltd. – ADR	$614,711
4,580	Berkshire Hathaway, Inc. – Class B*	945,037
		1,559,748
	Machinery Manufacturing: 2.20%
1,690	Lam Research Corp.	495,897

	Miscellaneous Manufacturing: 2.95%
15,855	Nintendo Co., Ltd. – ADR	665,593

	Motion Picture and Sound
	Recording Industries: 2.32%
21,215	ViacomCBS, Inc. – Class B+	522,101

	Oil and Gas Extraction: 5.23%
18,495	Occidental Petroleum Corp.	605,526
4,655	Pioneer Natural Resources Co.	571,541
		1,177,067

	Other Information Services: 2.03%
2,380	Facebook, Inc. – Class A*	458,079

	Professional, Scientific, and
	Technical Services: 2.81%
6,865	Jacobs Engineering Group, Inc.	633,914

	Publishing Industries (except Internet): 5.07%
6,085	Citrix Systems, Inc.	629,128
3,160	Microsoft Corp.	511,952
		1,141,080

	Real Estate: 4.67%
114,765	CapitaLand Ltd. – ADR	570,267
8,576	CBRE Group, Inc. – Class A*	481,457
		1,051,724

	Securities, Commodity Contracts,
	and Other Finance: 2.67%
21,005	KKR & Co., Inc. – Class A	600,743

	Support Activities for Mining: 4.54%
89,035	Cleveland-Cliffs, Inc.	517,293
10,440	ConocoPhillips	505,505
		1,022,798
	TOTAL COMMON STOCKS (Cost $18,364,297)	19,072,442

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 29, 2020, Continued

Shares	REITs: 8.56%	Value
	Real Estate: 5.23%
5,575	Boston Properties, Inc.	$718,840
10,080	Spirit Reality Capital, Inc.	458,640
		1,177,480

	Warehousing and Storage: 3.33%
24,675	Iron Mountain, Inc.	750,367
	TOTAL REITs (Cost $2,022,591)	1,927,847

	MONEY MARKET FUND: 6.85%
1,542,091	Fidelity Investments Money Market
	Government Portfolio – Class I, 1.46%†	1,542,091
	TOTAL MONEY MARKET FUND
	(Cost $1,542,091)	1,542,091
	Total Investments in Securities
	(Cost $21,928,979): 100.08%	22,542,380
	Liabilities in Excess of Other Assets: (0.08)%	(18,307)
	Net Assets: 100.00%	$22,524,073

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of February 29, 2020.
+	Non-voting shares.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 29, 2020

ASSETS
Investments in securities, at value (cost $21,928,979)	$22,542,380
Receivables:
Fund shares issued	3,520
Dividends and interest	27,691
Dividend tax reclaim	1,224
Prepaid expenses	11,091
Total assets	22,585,906

LIABILITIES
Payables:
Due to advisor	11,039
Administration fees	4,374
Audit fees	21,000
Transfer agent fees and expenses	7,092
Fund accounting fees	4,545
Legal fees	814
Custody fees	1,128
Shareholder reporting	8,957
Chief Compliance Officer fee	2,500
Trustee fees and expenses	180
Accrued other expenses	204
Total liabilities	61,833

NET ASSETS	$22,524,073
Net asset value, offering and redemption
price per share [$22,524,073/912,451 shares
outstanding; unlimited number of
shares (par value $0.01) authorized]	$24.69

COMPONENTS OF NET ASSETS
Paid-in capital	$19,283,029
Total distributable earnings	3,241,044
Net assets	$22,524,073

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Year Ended February 29, 2020

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $9,589)	$454,627
Interest	26,905
Total income	481,532

Expenses
Advisory fees (Note 4)	236,077
Administration fees (Note 4)	49,722
Transfer agent fees and expenses (Note 4)	46,274
Fund accounting fees (Note 4)	27,706
Registration fees	21,407
Audit fees	21,000
Reports to shareholders	16,548
Trustee fees and expenses	15,239
Chief Compliance Officer fee (Note 4)	13,000
Legal fees	8,306
Miscellaneous expense	4,938
Custody fees (Note 4)	4,811
Insurance expense	1,768
Total expenses	466,796
Less: advisory fee waiver (Note 4)	(106,468)
Net expenses	360,328
Net investment income	121,204

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	3,051,993
Net change in unrealized
appreciation/(depreciation) on investments	(2,733,779)
Net realized and unrealized
gain on investments	318,214
Net increase in net assets
resulting from operations	$439,418

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 29, 2020	February 28, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$121,204	$45,158
Net realized gain on investments	3,051,993	2,365,090
Net change in unrealized appreciation/
(depreciation) on investments	(2,733,779)	(3,129,755)
Net increase/(decrease) in net
assets resulting from operations	439,418	(719,507)
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(2,526,704)	(1,416,019)
Total dividends and distributions	(2,526,704)	(1,416,019)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in
net assets derived from net
change in outstanding shares (a)	(44,403)	551,886
Total decrease in net assets	(2,131,689)	(1,583,640)
NET ASSETS
Beginning of year	24,655,762	26,239,402
End of year	$22,524,073	$24,655,762

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	91,016	$2,500,803	47,706	$1,311,970
Shares issued in
reinvestment
of distributions	76,262	2,065,169	45,934	1,157,999
Shares redeemed	(166,385)	(4,610,375)	(67,524)	(1,918,083)
Net increase/
(decrease)	893	$(44,403)	26,116	$551,886

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended
	2/29/20	2/28/19	2/28/18	2/28/17	2/29/16
Net asset value,
beginning of year	$27.05	$29.63	$26.05	$22.01	$28.31
Income from
investment operations:
Net investment
income/(loss)	0.15	0.05	(0.10)	(0.03)	0.01
Net realized and
unrealized gain/(loss)
on investments	0.47	(1.00)	4.34	4.59	(4.12)
Total from
investment operations	0.62	(0.95)	4.24	4.56	(4.11)
Less distributions:
From net
investment income	(0.17)	—	—	—	(0.42)
From net realized
gain on investments	(2.81)	(1.63)	(0.66)	(0.52)	(1.77)
Total distributions	(2.98)	(1.63)	(0.66)	(0.52)	(2.19)
Net asset value, end of year	$24.69	$27.05	$29.63	$26.05	$22.01
Total return	1.31%	-2.79%	16.33%	20.90%	-15.13%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$22,524	$24,656	$26,239	$23,508	$20,614
Ratio of expenses to
average net assets:
Before fee waiver	1.88%	1.84%	1.81%	1.90%	1.85%
After fee waiver	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waiver	0.06%	(0.21)%	(0.72)%	(0.58)%	(0.48)%
After fee waiver	0.49%	0.18%	(0.36)%	(0.13)%	(0.08)%
Portfolio turnover rate	46.04%	63.14%	41.95%	46.83%	40.60%

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2020

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2017 – 2019 or expected to be taken in the Fund’s 2020 tax returns.  The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended February 29, 2020, there were no reclassifications between paid-in capital and distributable earnings.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of February 29, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 9 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and real estate investment trusts, that are primarily traded on a national securities exchange shall be valued at the last

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 29, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and
Food Services	$578,634	$—	$—	$578,634
Construction	589,522	—	—	589,522
Finance and Insurance	4,533,947	—	—	4,533,947
Information	3,774,713	—	—	3,774,713
Manufacturing	4,582,654	—	—	4,582,654
Mining	2,199,865	—	—	2,199,865
Professional, Scientific,
and Technical Services	633,914	—	—	633,914
Real Estate, Rental,
and Leasing	1,051,724	—	—	1,051,724
Retail Trade	469,680	—	—	469,680
Wholesale Trade	657,789	—	—	657,789
Total Common Stocks	19,072,442	—	—	19,072,442
REITs	1,927,847	—	—	1,927,847
Money Market Fund	1,542,091	—	—	1,542,091
Total Investments
in Securities	$22,542,380	$—	$—	$22,542,380

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at February 29, 2020, the end of the reporting period. During the year ended February 29, 2020, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework  Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

American Trust Investment Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 29, 2020, the Fund incurred $236,077 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 1.45% of average daily net assets.  The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 29, 2020, the Advisor reduced its fees in the amount of $106,468; no amounts were reimbursed to the Advisor. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Date	Amount
2/28/21	$90,569
2/28/22	99,176
2/28/23	106,468
$296,213

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the year ended February 29, 2020, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and the Custodian are affiliates of Fund Services. Fees paid by the Fund to U.S. Bank N.A. for custody services for the year ended February 29, 2020 are disclosed in the Statement of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 29, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $10,659,672 and $13,009,112, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $1,300,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 29, 2020, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended February 29, 2020 and February 28, 2019 was follows:

	February 29, 2020	February 28, 2019
Ordinary income	$265,051	$—
Long-term capital gains	$2,261,653	$1,416,019

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

As of February 29, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$21,928,979
Gross tax unrealized appreciation	3,007,900
Gross tax unrealized depreciation	(2,394,499)
Net tax unrealized appreciation (a)	613,401
Undistributed ordinary income	—
Undistributed long-term capital gain	2,637,204
Total distributable earnings	2,637,204
Other accumulated gains/(losses)	(9,561)
Total accumulated earnings/(losses)	$3,241,044

(a)	The book-basis and tax-basis net unrealized appreciation and cost are the same.

At February 29, 2020, the Fund deferred, on a tax basis, late year losses of $9,561.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Socially Responsible Investing Policy Risk.  The Fund’s portfolio is subject to socially responsible investment criteria.  As a result, the Fund may pass up opportunities to buy certain securities when it is otherwise advantageous to do so or may sell securities for social reasons when it is otherwise disadvantageous to do so.

•	Small- and Medium-Sized Company Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger market capitalization stocks.

•
Large-Sized Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

•
ADR Risk.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly- available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Emerging Markets Risk.  Investing in securities of issuers located in emerging markets poses greater risk of social, political and economic instability, which could affect the Fund’s investments.  Emerging market countries may have smaller securities markets and therefore less liquidity and greater price volatility than more developed markets.

•
Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•
Sector Emphasis Risk. If the Fund’s portfolio is overweighted in certain sectors or related sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweight in that sector.

•
Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2020, Continued

NOTE 9 – SUBSEQUENT EVENTS

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from Fund Services. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of The American Trust Allegiance Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of February 29, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2020

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 29, 2020 (Unaudited)

For the year ended February 29, 2020, the Fund designated $265,051 and $2,261,653 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended February 29, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 29, 2020 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Fund was 47.70%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Sections 871(k)(1)(C) for the was 5.59%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q and Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-Q and Form N-PORT is also available, upon request, by calling 1-800-385-7003.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director,	1	Trustee,
(age 73)		term;	Alpha Gamma		Advisors
615 E. Michigan Street		since	Delta Housing		Series Trust
Milwaukee, WI 53202		March	Corporation		(for series not
		2014.	(collegiate		affiliated with
			housing		the Fund).
management)
(2012 to July
2019); Trustee
and Chair
(2000 to 2012),
New Covenant
Mutual Funds
(1999 to 2012);
Director and
Board Member,
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

David G. Mertens	Trustee	Indefinite	Partner and	1	Trustee,
(age 59)		term*;	Head of		Advisors
615 E. Michigan Street		since	Business		Series Trust
Milwaukee, WI 53202		March	Development		(for series not
		2017.	Ballast Equity		affiliated with
			Management,		the Fund).
LLC (a
privately-held
investment
advisory firm)
(February
2019 to
present);
Managing
Director and
Vice President,
Jensen
Investment
Management,
Inc. (a
privately-held
investment
advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired;	1	Trustee,
(age 72)		term;	formerly		Advisors
615 E. Michigan Street		since	Manager,		Series Trust
Milwaukee, WI 53202		September	President,		(for series not
		2008.	CEO, U.S.		affiliated with
			Bancorp Fund		the Fund).
Services, LLC,
and its
predecessors,
(May 1991 to
July 2017).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Raymond B. Woolson	Chairman	Indefinite	President,	1	Trustee,
(age 61)	of the	term*;	Apogee Group,		Advisors
615 E. Michigan Street	Board	since	Inc. (financial		Series Trust
Milwaukee, WI 53202		January	consulting		(for series not
		2020;	firm) (1998		affiliated with
	Trustee	Indefinite	to present).		the Fund);
		term*;			Independent
		since			Trustee,
		January			DoubleLine
		2016.			Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance
(age 51)	Chief	term;	and Administration, U.S. Bank
615 E. Michigan Street	Executive	since	Global Fund Services (February 1996
Milwaukee, WI 53202	Officer	December	to present).
	and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 58)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Treasurer	since	Services (October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 48)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan Street		since	Fund Services (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 37)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan Street		since	Fund Services (July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 62)	President,	term;	Fund Services and Vice President, U.S.
615 E. Michigan Street	Chief	since	Bank N.A. (February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 51)	President	term;	Fund Services (July 2007 to present).
2020 East Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741	2019.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 29, 2020, the Trust was comprised of 37 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 23-24 and December 4-5, 2019, the Board (which at the time was comprised of five persons, all of whom were Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and American Trust Investment Advisors, LLC (the “Advisor”) on behalf of the American Trust Allegiance Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan, and risk management process.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

short-term and long-term performance of the Fund as of June 30, 2019, on both an absolute basis, and in comparison to its peer funds utilizing a Morningstar classification and an appropriate securities market benchmark.  While the Board considered both short-

term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance was below the peer group median of its Morningstar comparative universe for the one-year, three-year, five-year, and ten-year periods.

The Board recognized that the Fund’s investments are subject to socially-responsible investment criteria as set forth in its prospectus, which are generally stricter than that employed by many of the funds in its comparative peer group universe and that shareholders investing in the Fund accept and desire a fund employing such criteria, even if it may impact performance to a greater extent than other socially responsible funds.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index for the one-, three-, five-, and ten-year periods.  The Board also noted that the Advisor stated it does not manage any other accounts similarly to the Fund.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds, as well as all expense waivers and reimbursements.  The Board noted that the Advisor represented it does not manage any other accounts with a similar strategy, but the Board did consider the fees charged by the Advisor to its separate account clients who invest the equity portion of their separately managed accounts in the Fund and considered the Advisor’s description of the services it provides to separate account holders for that separate account fee.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.45% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio after waiver was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

expense ratio after waiver was above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average and also above the peer group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  The Board further considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were below the peer group median and average.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap.  The Board noted that at current asset levels it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.  The Board also took into account the Advisor’s marketing efforts to increase Fund assets.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board noted that the Advisor maintained a modest balance sheet.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including the receipt of additional separate account management fees from certain separately managed accounts that are also invested in the Fund.  The Board considered that the overall amount of this additional separate account fee was minimal and that the fee was for different services than those provided by the Advisor to the Fund.  The Board also considered that the Fund does not charge Rule 12b-1 fees or utilize “soft dollars.”  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

American Trust Allegiance Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2020	FYE 2/28/2019
Audit Fees	$17,400	$16,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2020	FYE 2/28/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2020	FYE 2/28/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  5/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  5/7/2020

By (Signature and Title)*    /s/ Cheryl L. King
 Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date  5/7/2020

* Print the name and title of each signing officer under his or her signature.